NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND

SUPPLEMENT DATED MARCH 21, 2011

TO THE SUMMARY PROSPECTUS DATED JUNE 30, 2010,

AS SUPPLEMENTED JANUARY 18, 2011

Nuveen Massachusetts Insured Municipal Bond Fund (the “Fund”) will close to new investors, effective as of the close of business on April 27, 2011. Investors in the Fund as of that date may continue to invest in the Fund, including through the reinvestment of dividends and capital gains distributions.

In addition, effective May 31, 2011:

•

The Fund will no longer be required to invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. The Fund will continue to be subject to the requirement that it invest at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and Massachusetts personal income tax.

•	The Fund’s name will be changed to Nuveen Massachusetts Municipal Bond Fund 2.

Important Notice Regarding Change in Investment Policy

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS FOR FUTURE REFERENCE

MGN-MAINS-0311P